UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/15/2012

Teavana Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35248

Delaware	20-1946316
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3630 Peachtree Road NE, Suite 1480
Atlanta, GA 30326

(Address of principal executive offices, including zip code)

(404) 995-8200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

Asset Purchase Agreement

On April 15, 2012, Teavana Corporation and Teavana Canada, Inc., each a subsidiairy of Teavana Holdings, Inc., entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") to acquire substantially all of the assets of Teaopia Limited, which currently operates 46 retail store locations in Canada that sell tea and tea-related merchandise (the "Transaction"). The purchase price for the Transaction is $26,887,500, subject to customary post-closing adjustments, and the Transaction is subject to customary closing conditions.

This summary is qualified in its entirety by reference to the terms of the Asset Purchase Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Amendment to Loan and Security Agreement

On April 15, 2012, Teavana Holdings, Inc. and certain of its subsidiaries entered into an Amendment No. 3 (the "Amendment") to Loan and Security Agreement among Teavana Corporation, ST Acquisition Company, Teavana Holdings, Inc., Teavana Franchising Company, Teavana International, Inc. and Teavana Gift Company, as obligors, and Fifth Third Bank, as lender.

Among other things, the Amendment provides Fifth Third's consent to the Transaction, lowers the applicable margin for advances, permits new store capital expenditures on the stores acquired in the Transaction and includes an increase to the Maximum Revolving Facility (as defined) to $50,000,000 through December 31, 2012.

This summary is qualified in its entirety by reference to the terms of the Amendment attached hereto as Exhibit 10.2, which is incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01.    Regulation FD Disclosure

On April 16, 2012, the Company issued a press release announcing the execution of the Asset Purchase Agreement. A copy of the release is attached to this report as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference to such filing.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits:

10.1 Asset Purchase Agreement, dated as of April 15, 2012, by and among Teavana Corporation, Teavana Canada, Inc., Teaopia Limited and the Principals listed thereon.*

10.2 Amendment No. 3 to Loan and Security Agreement, dated as of April 15, 2012, among Teavana Corporation, ST Acquisition Company, Teavana Holdings, Inc., Teavana Franchising Corporation, Teavana International, Inc., Teavana Gift Company and Fifth Third Bank.*

99.1 Press release, dated April 16, 2012, titled, "Teavana Announces Agreement to Acquire Teaopia".

* Certain of the exhibits and schedules to each of Exhibit 10.1 and Exhibit 10.2 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally to the Securities and Exchange Commission copies of any omitted exhibits and schedules upon request therefor by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teavana Holdings, Inc.

Date: April 16, 2012	By:	/s/ David V. Christopherson
David V. Christopherson
Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1	Asset Purchase Agreement, dated as of April 15, 2012, by and among Teavana Corporation, Teavana Canada, Inc., Teaopia Limited and the Principals listed thereon.
EX-99.1	Press release, dated April 16, 2012, titled,
EX-10.2
Amendment No. 3 to Loan and Security Agreement, dated as of April 15, 2012, among Teavana Corporation, ST Acquisition Company, Teavana Holdings, Inc., Teavana Franchising Corporation, Teavana International, Inc., Teavana Gift Company and Fifth Third Bank